EXHIBIT 10.5

                             [LETTERHEAD OF DIOMED]

                              EMPLOYMENT AGREEMENT

       EMPLOYMENT AGREEMENT dated as of the 1st day of July, 2001 between Diomed, Inc., a Delaware corporation (the "Company"), and Peter Klein (the "Employee").

       WHEREAS, the Company desires to employ the Employee and the Employee desires to be employed by the Company;

       NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter stated, the parties hereto agree as follows:

       1. EMPLOYMENT AND TERM. The Company agrees to employ the Employee, and the Employee hereby agrees to work for the Company, as a full-time employee for the term set forth in Section 3 hereof. The Employee shall be employed as President and chief executive officer of the Company. The Employee agrees to serve the Company faithfully and to the best of his ability and to perform such services and duties of an executive nature in connection with the business, affairs and operations of the Company as may be assigned or delegated to him from time to time by or under the authority of the Board of Directors of the Company, and to use his best efforts in the promotion and advancement of the Company and its welfare and business. Employee agrees to take no action prejudicial to the interests of the Company during Employee's employment hereunder.

       2. SALARY AND OTHER COMPENSATION.

       (a) The Employee's base salary from the Effective Date (as defined below) until it is first adjusted as provided in clause (b) below will be $250,000.00 per annum.

       (b) The Board will complete a performance review with respect to the Employee on at least an annual basis, and the Employee's annual performance review will include a review of Employee's base salary. Employee's base salary will be subject to adjustment (as to increase only) from time to time by the Board of Directors in its discretion. The Employee is eligible for an annual cash bonus which shall be determined annually and at the sole discretion of the Board of Directors. The Employee will also be eligible for long term incentive compensation in the form of employee stock options which may be granted from time to time and at the sole discretion of the Board of Directors.

       (c) The Employee will be entitled to vacation at the rate of 20 days per year. During the term of employment and subject to any contribution therefore generally required of employees of the Company, the Employee shall be entitled to participate in any and all employee benefit plans from time to time in effect for employees of the Company generally, but the Company shall not be required to establish any such program or plan.

Such participation shall be subject to (i) the terms of the applicable plan documents, (ii) generally applicable Company policies and (iii) the discretion of the Board of Directors or any administrative or other committee provided for in or contemplated by such plan. The Company may alter, modify, add to or delete its employee benefit plans at any time as it, in its sole judgment, determines to be appropriate, without recourse by the Employee.

       (d) Payment of all compensation to the Employee hereunder shall be made in accordance with the relevant Company policies in effect from time to time, including normal payroll practices, and shall be subject to all applicable employment and withholding taxes. The Employee understands and acknowledges that the compensation specified in this Sections 2 shall be in lieu of any and all other compensation, benefits and plans.

3. TERM AND TERMINATION.

       (a) This Agreement shall be effective from and as of July 1, 2001 (the "Effective Date") and shall continue until it is terminated in accordance with the provisions of this Section 3.

       (b) This Agreement and the Employee's employment hereunder may be terminated at any time and on such terms as the parties may mutually agree to in writing.

       (c) The Company may terminate the Employee's employment hereunder for cause at any time upon notice to the Employee setting forth in reasonable detail the nature of such cause. The following, as determined by the Board of Directors of the Company in its reasonable judgment, shall constitute "cause' for termination: (i) the repeated refusal of the Employee to comply with reasonable directives of the Board of Directors of the Company, or (ii) gross negligence or willful misconduct by the Employee in the performance of duties assigned to him by the Board of Directors, or (iii) intentional conduct by the Employee materially harmful to the Company's business and affairs, or (iv) conviction of any crime involving moral turpitude or fraud or any felony. Upon termination for cause as provided in this Section 3(c), the Employee shall be entitled to receive any salary accrued under the terms of this Agreement that remains unpaid as of the date of termination, but all other benefits (including without limitation all vested or unvested stock option rights) shall immediately terminate.

       (d) The Company may terminate the Employee's employment hereunder other than for cause at any time upon twelve (12) months prior written notice to the Employee. In the event of such termination by the Company under this Section 3(d), the Company may elect to waive the period of notice, or any portion thereof, and, if the Company so elects, the Company will pay the Employee his base salary at the rate in effect on the date of termination for the notice period (or for any remaining portion of such period) (such period, as the case may be, the "Payment Period"), which payments shall be made in accordance with the employment practices of the Company generally, and the Employee's participation in the Company's health insurance plan will continue for such Payment Period, with the Company paying its share of the premiums as it previously has for the Employee. Notwithstanding the Company's election to waive the required notice and make the foregoing payments, further vesting of unvested shares under the Employee's stock option grants will immediately cease as of the date of termination of Employee's employment.

       (e) The Employee may terminate his employment hereunder for good cause at any time upon notice to the Company setting forth in reasonable detail the nature of such good cause. The following shall constitute "good cause" for termination (unless cured in all material respects by the Company within thirty
(30) days  following  written  notice by the Employee to the  Company):  (i) any material reduction in the nature or scope of the Employee's position, duties, responsibilities or authority with the Company, (ii) any material adverse change in the conditions of his employment with the Company, or (iii) failure of the Company to remit or execute any compensation provided for under this Agreement which in any such case is not consented to by the Employee. In the event of such termination by the Employee for good cause, the Company shall continue to pay the Employee his base salary at the rate in effect on the date of termination for a period of twelve (12) months following the date of termination, which payments shall be made in accordance with the employment practices of the
Company generally, and the Employee's participation in the Company's health insurance plan will continue for such period, with the Company paying its share of the premiums as it previously has for the Employee. Notwithstanding payments under this Section, further vesting of unvested shares under the Employee's stock option grants shall immediately cease as of the date of termination of Employee's employment.

       (f) The Employee may terminate his employment hereunder for other than good cause at any time upon six (6) months prior written notice to the Company. In the event of such termination by the Employee under this Section 3(f), the Company may elect to waive the period of notice, or any portion thereof, and, if the Company so elects, the Company will pay the Employee his base salary at the rate in effect on the date of termination for the notice period (or for any remaining portion of such period), and the Employee's participation in the Company's health insurance plan will continue for such period, with the Company paying its share of the premiums as it previously has for the Employee. Unless otherwise mutually agreed in writing, if the Employee fails to give six (6) months notice as required under this Section 3(f) or after giving such notice breachs his responsibilities under this agreement at any time during suchnotice period, the Board of Directors on a majority vote may terminate all of the Employee's rights in all or any part of the vested and unvested stock options previously granted by the Company to the Employee.

       (g) The Employee's employment under this Agreement will terminate upon his death, in which event any accrued but unpaid base salary will be prorated as of the date of his death.

       (h) The Company may terminate the Employee's employment hereunder, upon notice to the Employee, in the event that the Employee becomes disabled during his employment hereunder through any illness, injury, accident or condition of either a physical or psychological nature and, as a result, is unable to perform substantially all of his duties and responsibilities hereunder for ninety (90) days during any period of six (6) consecutive months. The Board of Directors may designate another person to act in the Employee's place during any period of disability. Designation of a person to act in place of the disabled employee shall not be "good cause" under Section 3(e). Upon termination for disability as provided in this Section 3(h), the Employee shall be entitled to receive any salary accrued under the terms of this Agreement that remains unpaid as of the date of termination plus 6 month severance payment net of the before tax equivalent of any company paid long term disability insurance benefits.

       (i) Notwithstanding the foregoing, the Employee's obligations under Sections 4 and 5 of this Agreement shall survive the termination of his employment under this Agreement for any reason. Upon any termination of the Employee's employment, the Employee shall be deemed to have resigned from the Board of Directors of the Employer if he is a director as well as from all other offices he then holds with the Company.

4. INVENTIONS; TRADE SECRETS.

       (a) The Employee understands and agrees that his employment creates a relationship of confidence and trust between him and the Company with respect to
(i) all Proprietary Information, as defined below, and (ii) the confidential information of others with which the Company has a business relationship. The Employee agrees that during his employment by the Company and after its termination, the Employee will keep in confidence and trust all such information, and will not use or disclose any such information without the written consent of the Company, except as may be necessary in the ordinary course of performing his duties to the Company while employed by the Company. "Proprietary Information" means information that the Company possesses or has rights to which has commercial value in the Company's business, including, without limitation, trade secrets, product ideas, processes, formulas, designs, software, improvements, inventions, data and know-how, copyrightable materials, marketing plans and strategies, sales and financial reports and forecasts and customer lists, provided that "Proprietary Information" shall not include any such information which is generally known to the public or in the trade unless such knowledge results from a breach of this Agreement by the Employee.

       (b) The Employee further agrees that:

              (i) All Proprietary Information shall be the sole property of the Company and its assigns, and the Company and its assigns shall be the sole owner of all trade secrets, patents, copyrights, and other rights in connection therewith. The Employee hereby assigns to the Company any rights he may have or acquire in such Proprietary Information.

              (ii) All documents, records, apparatus, equipment and other physical property, whether or not pertaining to Proprietary Information, furnished to the Employee by the Company or produced by him or others in connection with his employment shall be and remain the sole property of the Company. The Employee shall return to the Company all such materials and property as and when requested by the Company. Even if the Company does not so request, the Employee shall return all such materials and property upon termination of his employment for any reason, and will not take with him any such material or property or any reproduction thereof upon such termination.

              (iii) The Employee will promptly disclose to the Company, or any persons designated by it, all improvements, inventions, works of authorship, formulas, ideas, processes, techniques, know-how and data, whether or not patentable (collectively, "Inventions"), made or conceived, reduced to practice or learned by him, either alone or jointly with others, in the course of his employment or which is otherwise subject to Section 4(b)(iv).

              (iv) All Inventions which the Employee conceives, develops or has developed (in whole or in part, either alone or jointly with others) during the term of his employment which relate at the time of conception or reduction to practice thereof to the actual or demonstrably anticipated business of the Company or to its actual or demonstrably anticipated research and development, or which result from any work performed by the Employee for the Company or which are developed on Company time or through the use of the Company's Proprietary Information or other resources, shall be the sole property of the Company and its assigns (and to the fullest extent permitted by law shall be deemed works made for hire), and the Company and its assigns shall be the sole owner of all patents, copyrights and other rights in connection therewith. The Employee hereby assigns to the Company any rights he may have or acquire in such Inventions.

              (v) With respect to Inventions described in subsection (iv) above, the Employee will assist the Company in every proper way (but at the Company's expense) to obtain and from time to time enforce patents, copyrights or other rights on said Inventions in any and all countries, and will execute all documents reasonably necessary or appropriate for this purpose. The Employee agrees that this obligation shall survive the termination of his employment, but the Company shall compensate him at a reasonable rate after such termination for time actually spent by him at the Company's request on such assistance. In the event that the Company is unable for any reason whatsoever to secure the signature of the Employee to any document reasonably necessary or appropriate for any of the foregoing purposes, (including renewals, extensions, continuations, divisions or continuations in part), the Employee hereby irrevocably designates and appoints the Company and its duly authorized officers and agents, as his agents and attorneys-in-fact to act for and on his behalf and instead of him, but only for the purpose of executing and filing any such document and doing all other lawfully permitted acts to accomplish the foregoing purposes with the same legal force and effect as if executed by the Employee.

              (d) The Employee represents that his execution of this Agreement, his employment with the Company and his performance of his proposed duties for the Company in the development of its business will not violate any obligations he may have to any former employer or any other third party, including any obligations to keep confidential any proprietary or confidential information. The Employee represents that he has not entered into, and will not enter into, any agreement which conflicts with or would, if performed by the Employee, cause him to breach this Agreement.

              (e) In the course of performing his duties to the Company, the Employee agrees that he will not utilize any proprietary or confidential information of any former employer or other third party in any manner that would violate any obligation to which the Employee is subject.

       5. NON-SOLICITATION AGREEMENT. During the term of the Employee's employment by the Company, and for a period of twelve (12) months after the termination of such employment for any reason, the Employee agrees and covenants that he will not directly or indirectly, either for himself or on behalf of any other person or enterprise, without the express written consent of the Company,
(a) solicit or attempt to solicit or entice away or interfere with the Company's contractual relationships any of the Company's customers, business partners, suppliers or shareholders in existence at the time of termination of such employment, or (b) recruit, solicit or hire, seek or attempt to recruit, solicit or hire or assist in recruiting, soliciting or hiring any employee or agent of the Company, or take action that results in the termination of employment or other arrangements between the Company and any of its employees or agents or otherwise interferes with such employment or arrangements.

       6. EQUITABLE RELIEF. The Employee recognizes and agrees that the Company's remedy at law for any breach of the provisions of Sections 4 or 5 hereof would be inadequate, and the Employee agrees that for breach of such provisions, the Company shall, in addition to such other remedies as may be available to it at law or in equity or as provided in this Agreement, be entitled to injunctive relief and to enforce its rights by an action for specific performance.

       7. REMEDIES.

       (a) Subject to Section 7(b), any claim or controversy arising out of or relating to this Agreement, including without limitation any claim by the Company that the Employee has violated any one or more of the restrictions set forth in Sections 4 or 5, shall be settled by arbitration before a single arbitrator (who shall be a lawyer) in Boston, Massachusetts in accordance with the Commercial Arbitration Rules of the American Arbitration Association. If the arbitrator finds that a violation of the foregoing restrictions exists or is threatened, he shall prescribe appropriate relief which may include an award that the Employee desist from such violation, whether or not such an order would issue, in the circumstances, under the equity powers of a court. Judgment upon the award rendered by the arbitrator may be entered in any court of competent jurisdiction.

       (b) The Company shall have the right, which may be exercised in lieu of or in addition to the procedure set forth in Section 7(a), to submit a claim that the Employee has violated any one or more of the restrictions set forth in Sections 4 or 5 to any court of competent jurisdiction and the Company will be entitled, in addition to any other remedies available to it from such court, to obtain injunctive relief from such court to enforce the terms of this Agreement. The Employee, upon receipt of written notice of the institution of proceedings in such court, hereby agrees to submit to the jurisdiction of such court.

       8. MISCELLANEOUS.

       (a) The failure of any of the parties to this Agreement to require the performance of a term or obligation or to exercise any right under this Agreement or the waiver by any of the parties to this Agreement of any breach hereunder shall not prevent subsequent enforcement of such term or obligation or exercise of such right or the enforcement at any time of any other right hereunder or be deemed a waiver of any subsequent breach of the provision so breached, or of any other breach, hereunder.

       (b) This Agreement shall be governed by and construed under the laws of The Commonwealth of Massachusetts, and shall not be modified or discharged in whole or in part except by an agreement in writing signed by the parties hereto. In case any one or more of the provisions or parts of a provision contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement, but this Agreement shall be construed as if such invalid or illegal or unenforceable provision or part of a provision had been limited or modified (consistent with its general intent) to the extent necessary so that it shall be valid, legal and enforceable, or if it shall not be possible to so limit or modify such invalid or illegal or unenforceable provision or part of a provision, this Agreement shall be construed as if such invalid or illegal or unenforceable provision or part of a provision had never been contained herein.

       IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first set forth above.


                                          DIOMED, INC.


                                          BY: /s/ James M. Arkoosh
                                             ----------------------------------
                                              On Direction of the Board.
                                              Chairman of Board of Directors


                                             /s/ Peter Klein
                                             ----------------------------------
                                              Peter Klein